SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 26, 2009

INVENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

                                        0-30318                                                                                              52-2181734
                                    (Commission File Number)                                                                        (I.R.S. Employer Identification No.)

VANTAGE COURT NORTH
200 COTTONTAIL LANE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if changed Since Last Report)

INVENTIV HEALTH, INC.
CURRENT REPORT ON FORM 8-K

Item 2.02. Results of Operations and Financial Condition.

On February 25, 2009, inVentiv Health, Inc. (the "Company"), issued a press release announcing its financial results for the three months and 12 months ended December 31, 2008. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

The press release includes non-GAAP financial information concerning "adjusted" operating income, income from continuing operations and diluted earnings per share relating to the following six factors:

•
Receivable reserve:  For the second quarter of 2007, the Company recorded additional reserves for receivables and other related expense of $8.2 million ($4.8 million, net of taxes), of which $0.1 million (negligible, net of taxes) was reversed during the fourth quarter of 2007, mainly relating to a collections issue due to the bankruptcy of one of its clients within the Commercial segment.  Historical write-offs have been minimal and the Company does not believe there is a significant risk that the circumstances giving rise to these additional reserves will recur in future periods.  The 2007 results were adjusted to exclude the recording and reversals of these receivable reserves.

•
Other than Temporary Impairment on Marketable Securities:  For the fourth quarter of 2008 and 2007, the Company recorded, $2.0 million ($1.2 million, net of taxes) and $0.8 million ($0.5 million, net of taxes), respectively, related to an other than temporary impairment of the Company's Columbia Strategic Cash Portfolio (“CSCP”), which held certain asset-backed securities.  For 2008 and 2007, the Company recorded $2.6 million ($1.5 million, net of taxes) and $0.8 million ($0.5 million, net of taxes), respectively, related to an other than temporary impairment for CSCP.  Consistent with the company's investment policy guidelines, the vast majority of holdings within CSCP had AAA/Aaa credit ratings at the time of purchase. With the liquidity issues experienced in the global credit and capital markets, the CSCP experienced other than temporary losses resulting in a change in the net asset value per share from its $1 par value.  The other than temporary impairment loss was adjusted to exclude this charge for 2008 and 2007 results.

•
Goodwill and Other Intangibles Impairment:  For the fourth quarter of 2008, the Company recorded a non-cash goodwill and other intangible asset impairment expense of $267.8 million ($177.8 million, net of taxes) in accordance with Statements of Financial Accounting Standards 142 and 144.  The Company previously performed the required annual testing of goodwill as of June 30, 2008.  The fourth quarter 2008 impairment charge was primarily driven by adverse economic and equity market conditions that caused a decrease in the current marketplace and related multiples and the Company’s stock price as of December 31, 2008 compared to the test performed as of June 30th.

•
Acquisition-related incentive:  The fourth quarter and full-year periods for 2007 exclude $1.5 million of income for acquisition-related incentives arising from a pre-acquisition liability related to the acquisition of inVentiv Communications, Inc. (the former “inChord Communications”).  In connection with the inVentiv Communications, Inc. acquisition, the Company assumed a $7.5 million existing liability (out of a potential $15.0 million liability) on inVentiv Communications, Inc.’s balance sheet relating to certain performance thresholds over a three-year period from 2005 through 2007.  Based on the final 2005-2007 three-year performance results of inVentiv Communications, Inc., a reversal of $1.5 million was recorded to this liability and as additional income in 2007. The acquisition-related incentives were adjusted to exclude these adjustments in their respective periods.

•
Derivative Interest: In October 2005, the Company engaged in an interest rate hedge of its $175 million term loan facility, which the Company did not designate for hedge accounting until July 2006.  In July 2006, the Company employed a hypothetical derivative model to assess ineffectiveness.   For the three-months ended December 31, 2008 and 2007, the Company recorded $0.1 million and $0.3 million, respectively, of interest expense (negligible and $0.2 million, net of taxes, respectively) relating to the ineffectiveness of the hedge for each quarter.  For the twelve-months ended December 31, 2008 and 2007, the Company recorded $1.1 million and $1.2 million of interest expense ($0.7 million of interest expense, net of taxes), relating to the ineffectiveness of the hedge for each period.  Net interest expense was adjusted to exclude these adjustments in their respective periods.

•
Tax benefits:  The Company recorded federal tax benefits of $1.0 million in the first quarter of 2007 attributable to related state and local tax exposure.  Tax expense was adjusted to exclude these benefits for full year 2007.

The press release also discloses non-GAAP financial measures related to the pro-forma organic net revenue growth rate for the twelve months ended December 31, 2008.  This growth rate is calculated as if all companies acquired by the Company as of December 31, 2008 were owned by it as of January 1, 2007.

Finally, the press release contains the non-GAAP financial measure Adjusted EBITDA, which is defined as adjusted operating income before depreciation and amortization.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP and these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures. Management believes that the non-GAAP financial measures included in the exhibit, when shown in conjunction with the corresponding GAAP measures, is useful to investors for the reasons discussed above.  Management uses these non-GAAP financial measures in assessing the performance of the Company’s operations on a consistent basis from period to period.

Item 7.01. Regulation FD Disclosure.

Beginning on February 26, 2009, representatives of the Company intend to make certain disclosures on the Company's quarterly earnings call and in other forums, which may include investor conferences and presentations to analysts.  Such disclosures may include the information contained in Exhibit 99.2 attached to this Current Report on Form 8-K. The Company is furnishing the information contained in Exhibit 99.2 pursuant to Regulation FD.

The information contained in Exhibit 99.2 is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in Exhibit 99.2, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By furnishing the information in this Item 7.01 and in Exhibit 99.2, the Company makes no admission as to the materiality of any information contained herein or therein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release dated February 25, 2009.
Exhibit 99.2  Investor Deck dated February 26, 2009.

The information in this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as set forth with respect thereto in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INVENTIV HEALTH, INC.

February 26, 2009
                                     by           /s/ David Bassin
                      Name:  David Bassin
                                      Title:  Chief Financial Officer and Secretary
                                      (principal accounting and financial officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of inVentiv Health, Inc. dated February 25, 2009
99.2	Investor Deck dated February 26, 2009